FRANKLIN FUND ALLOCATOR SERIES
SUPPLEMENT DATED SEPTEMBER 8, 2026
TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED DECEMBER 1, 2025, OF
FRANKLIN U.S. CORE EQUITY (IU) FUND

The prospectus is amended as follows:

The following paragraphs are added to the beginning of the “Fund Summaries” and “Fund Details” sections of the prospectus:

I. Proposed Conversion of Fund to ETF

At a meeting held on July 14-15, 2026, the Board of Trustees (the “Board”) of the Franklin Fund Allocator Series (“FFAS”) approved the reorganization of the Franklin U.S. Core Equity (IU) Fund (the “Mutual Fund”) into the Franklin U.S. Large Cap Multifactor Index ETF (the “Acquiring ETF”), a series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization (the “Transaction”).

Because of the structure of the Mutual Fund as an internal use only product exclusively owned by other mutual funds in the Franklin Templeton fund complex, including other series of FFAS, and certain pension plan accounts managed by Franklin Advisers, Inc. (“FAV”), it is anticipated that the proposed Transaction, including the Agreement and Plan of Reorganization, will be approved by the shareholders of the Mutual Fund via a consent solicitation. Shareholders will receive a consent solicitation statement/prospectus with additional information regarding the Transaction, including a copy of the Agreement and Plan of Reorganization. The Transaction will consist of (1) the redemption of fractional shares of the Mutual Fund for cash, (2) the transfer of substantially all of the Mutual Fund’s assets, subject to its liabilities, to the Acquiring ETF in exchange for whole shares of the Acquiring ETF and cash (in lieu of fractional shares, if any); and (3) the distribution of the Acquiring ETF shares and cash (in lieu of fractional shares, if any) to the Mutual Fund’s shareholders in complete liquidation and dissolution of the Mutual Fund.

On or about December 1, 2026, the Acquiring ETF will be renamed Franklin Core U.S. Enhanced Equity ETF and repositioned from an index-based, multifactor U.S large cap equity strategy to an actively managed core U.S. equity strategy designed to align with the Mutual Fund’s investment approach. In this regard, the Acquiring ETF’s investment goal and 80% investment policy will be aligned with the corresponding investment goal and 80% investment policy of the Mutual Fund, and the Acquiring ETF will have substantially similar principal investment strategies and principal risks as the Mutual Fund.

As noted above, following the repositioning, the Acquiring ETF will be managed in a substantially similar manner as the Mutual Fund and will have the same investment objective and portfolio management team as that of the Mutual Fund. However, there are certain differences between the Funds which will be described further in the consent solicitation statement/prospectus when available. Specifically, the investment manager for the Mutual Fund is FAV, whereas Franklin Advisory Services, LLC (“FASL”) serves as investment manager for the Acquiring ETF. FAV will serve as sub-advisor to the Acquiring ETF and will be responsible for the day-to-day management of the Acquiring ETF’s portfolio. Additionally, Putnam Investment Management, LLC and ClearBridge Investments, LLC will be engaged as non-discretionary sub-advisors to the Acquiring ETF.

The Mutual Fund currently offers one class of shares, considered to be Class R6 shares, which will be converted into the single class of shares offered by the Acquiring ETF. Immediately prior to the reorganization, the Mutual Fund will redeem its fractional shares for cash. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

Upon the closing of the reorganization of the Mutual Fund with and into the Acquiring ETF, the reorganization will be accomplished at the relative NAV of each of the Mutual Fund and ETF, resulting in no dilution to shareholders. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes. Shareholders of the Mutual Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring ETF and not distributed to its shareholders prior to the reorganization when such income and gains are eventually distributed by the combined ETF. As a result, shareholders of the Mutual Fund may receive a greater amount of taxable distributions than they would have if the reorganization had not occurred. Investors are directed to refer to the consent solicitation statement/prospectus for additional information when available. In addition, if the combined ETF, following the reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Mutual Fund, shareholders of the Mutual Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the reorganization had not occurred. Shareholders may also experience gain or loss to the extent that they receive cash in connection with the redemption of any fractional shares prior to the reorganization.

It is currently anticipated that the reorganization of the Mutual Fund will occur in February of 2027.

II.  Fees and Expenses

The Acquiring ETF has a higher operating expense ratio and total expense ratio than the Mutual Fund because of the Acquiring ETF’s contractual unitary management fee (the “Unitary Fee”) of 0.15% of the Acquiring ETF’s average daily net assets. However, the Acquiring ETF’s Unitary Fee rate of 0.15% will be waived at the client level so that expense levels for former Mutual Fund shareholders will essentially be unchanged from the current 0.00% management fee and 0.00% total expense ratio structure in place for former shareholders of the Mutual Fund who continue as shareholders of the Acquiring ETF following the reorganization.

The investment manager to the Mutual Fund has agreed to waive fees and/or reimburse operating expenses (excluding certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Mutual Fund so that the ratio of total annual fund operating expenses will not exceed 0.00% until November 30, 2026.

As noted above, the investment manager to the Acquiring ETF has agreed to permanently waive its Unitary Fee at the client account level for the current investing fund shareholders of the Mutual Fund, such that existing shareholders experience net management fees of 0.00%, equal to the current management fee structure of the Mutual Fund in place for such investing funds.

III. Costs of the Reorganization

FAV, the investment manager for the Mutual Fund and FASL, the investment manager for the Acquiring ETF, will bear 100% of the reorganization costs except for any related portfolio transaction costs, which are currently expected to be $0 for the Mutual Fund and $121,500 for the Acquiring ETF relating to the repositioning. However, these estimates are subject to change based on the Mutual Fund’s portfolio holdings on the closing date of the reorganization and the Acquiring ETF’s portfolio holdings as of the effective date of the repositioning. FAV and/or FASL, as applicable, will bear the costs of the reorganization whether or not the reorganization is consummated.

Please retain this supplement for future reference.